Exhibit 32.2


                       CERTIFICATION PURSUANT TO
            18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended October 3, 2009 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  - The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

  -  The information contained  in  the Report fairly presents, in all
     material  respects,  the  financial  condition  and   results  of
     operations of the Company.

Date:  November 6, 2009        /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Chief Financial Officer